Lincoln Advisor Funds, Inc. (the "Fund")
                     Supplement dated February 26, 1996
                  to the Prospectus dated January 27, 1995

INTRODUCTION. On January 4 and February 23, 1996, the Board of Directors of the Fund met to consider a proposal by Lincoln National Corporation ("LNC"), the corporate parent of Lincoln Investment Management, Inc., the Fund's investment advisor, to restructure the Fund. In that regard, the Board of Directors considered and approved a proposal to liquidate three of the Portfolios as described below under "Portfolio Liquidations".
In addition, the Board approved the recommendation to reorganize the other six Portfolios, subject to approval by the shareholders of the respective Portfolios. Proxy materials describing the proposal to reorganize the six Portfolios and soliciting the necessary shareholder approvals will be mailed in advance of the shareholder meeting, which is expected to be held on or about May 3, 1996.

The impetus for the proposed restructuring was the merger in April 1995 of Delaware Management Holdings, Inc. ("DMC") with and into a wholly-owned subsidiary of LNC. DMH, through its subsidiary, Delaware Management Company, Inc. ("DMC"), manages the assets of a family of 20 retail mutual funds known as the Delaware Group (the "Delaware Group funds"). As a result, LNC, through its subsidiaries, currently operate two mutual fund families which in several cases offer similar funds.

PORTFOLIO LIQUIDATIONS. The Board of Directors, including a majority of the directors who are not interested persons of the Fund or LNC or any of its affiliates (the "independent directors"), carefully reviewed all of the Portfolios. With respect to the Lincoln Growth and Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio, the Board determined that Delaware Group funds exist that have investment objectives and policies that are substantially similar to those Portfolios. In that regard, the prospect that the Portfolios will receive cash inflows from sales in the future in amounts sufficient to permit the Portfolios to operate at a reasonable expense level does not appear favorable. Further, it was determined that a tax-free combination of the Portfolios and the Delaware Group funds was not feasible in light of certain circumstances.

The Board, therefore, has determined that liquidation of the Lincoln Growth and Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio is in the best interests of the shareholders of the respective Portfolios. Effective February 26, 1996, the Lincoln Growth and Income Portfolio, the Lincoln Tax-Free Income Portfolio and the Lincoln Cashfund Portfolio will cease marketing their shares. Shareholders of these Portfolios may at any time prior to the complete liquidation redeem their shares of the Portfolios and Delaware Distributors, L. P., the Fund's distributor, will waive any contingent deferred sales charges that otherwise would have been payable upon redemption of Class B or Class C shares of these Portfolios. In addition, shareholders of the Portfolios will have the opportunity to purchase Class A shares of any Delaware Group fund, as more fully described below under "Special Exchange Privileges". Each of the Portfolios are expected to make a final liquidating distribution on or before May 3, 1996. The redemption of shares or the receipt of a liquidating distribution will be taxable.

RESTRUCTURINGS. The Board of Directors, including a majority of the independent directors, has determined to recommend to shareholders a change in the investment advisor to the remaining six Portfolios of the Fund, from Lincoln Investment Management, Inc. (formerly Lincoln National Investment Management Company) ("LIM") to DMC. If shareholders of the Lincoln U. S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio, the Lincoln Enterprise Portfolio, the Lincoln Corporate Income Portfolio and the Lincoln Government Income Portfolio approve new investment advisory agreements with DMC, the name of the Fund will be changed to the Delaware Group Adviser Funds, Inc. With the exception of the Lincoln New Pacific Portfolio which will have lower advisory fees, the advisory fees payable under the proposed investment advisory agreements with DMC will be the same as those payable under the current investment advisory agreements with LIM. Further, it is anticipated that DMC will initially waive fees and subsidize expenses of the Portfolios, if necessary, so that their expense ratios will not exceed those that currently exist. However, any such waiver or expense reimbursement would be voluntary and could be terminated by the investment advisor upon notice to the Portfolio and its shareholders.

The Board of Directors, including a majority of the independent directors, approved, subject to shareholder approval, a subadvisory agreement with LIM with respect to each of the Lincoln Corporate Income Portfolio and the Lincoln Government Income Portfolio, Portfolios for which LIM currently acts as investment advisor. Currently, there are subadvisors to LIM for the Lincoln U.S. Growth Portfolio, the Lincoln World Growth Portfolio, the Lincoln New Pacific Portfolio and the Lincoln Enterprise Portfolio. The Board of Directors, including a majority of the independent directors, will recommend that subadvisory agreements with the following subadvisors be approved by the shareholders of the applicable Portfolios:

LINCOLN U. S. GROWTH PORTFOLIO: Lynch & Mayer, Inc., which is an indirect wholly-owned subsidiary of LNC, is currently the subadvisor to LIM with respect to the Lincoln Enterprise Portfolio and is proposed to become subadvisor to the Lincoln U.
S. Growth Portfolio. If approved by the shareholders of the Lincoln U. S. Growth Portfolio, Lynch & Mayer, Inc. would replace Provident Investment Counsel, Inc., and would receive a fee that is the same as that currently paid by the Fund's investment advisor to the subadvisor.

LINCOLN WORLD GROWTH PORTFOLIO: Walter Scott & Partners Limited, which is currently acting as subadvisor to LIM with respect to the Lincoln World Growth Portfolio, would act as subadvisor to DMC for a fee that is the same as that paid under the current subadvisory agreement, if the new subadvisory agreement is approved by shareholders of the Lincoln World Growth Portfolio.

LINCOLN NEW PACIFIC PORTFOLIO: John Govett & Company Limited ("Govett"). Govett, the current subadvisor the Lincoln New Pacific Portfolio, is serving without compensation because its recent sale to Allied Irish Banks p.l.c. resulted in the automatic termination of its subadvisory agreement. If approved by the shareholders of the Lincoln New Pacific Portfolio, Govett would act as subadvisor for an annual fee of .50% of the Portfolio net asset value, rather than .80% of net asset value under the subadvisory agreement which was terminated. In that regard, the advisory fee paid to DMC with respect to the Lincoln New Pacific Portfolio will be reduced by .30%.

LINCOLN ENTERPRISE PORTFOLIO: Lynch & Mayer, Inc., which is currently acting as subadvisor to LIM with respect to the Lincoln Enterprise Portfolio, would act as subadvisor to DMC for a fee that is the same as that paid under the current subadvisory agreement, if the new subadvisory agreement is approved by shareholders of the Lincoln Enterprise Portfolio.

The changes described above, if approved by shareholders, are expected to become effective on or about May 3, 1996.

SPECIAL EXCHANGE PRIVILEGES. Holders of Class A, B or C shares of the Lincoln Growth and Income Portfolio, Lincoln Tax-Free Income Portfolio and Lincoln Cashfund Portfolio (the three Portfolios which are proposed to be liquidated) will be given the opportunity, upon the redemption of those shares, to purchase Class A shares of any Delaware Group fund. Delaware Distributors, L.P., will waive the front-end sales loads upon such purchases of Class A shares. The redemption of shares will be a taxable transaction.